MERRILL LYNCH
PHOENIX
FUND, INC.








FUND LOGO








Quarterly Report

April 30, 1997




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.

Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543


Printed on post-consumer recycled paper



MERRILL LYNCH PHOENIX FUND, INC.


DEAR SHAREHOLDER


Stock and bond market turbulence increased during the three-month period ended April 30, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board (FRB) would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by FRB Chairman Alan Greenspan, and culminated in an increase in the Federal Funds rate of 0.25% to 5.50% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. Stock prices were given a boost following a series of strong corporate earnings reports and the likelihood that a capital gains tax cut would be part of the Federal balanced budget agreement. Nonetheless, clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are probably needed to bring stability to the financial markets.

On the international front, although the FRB's action triggered some weakness in the US dollar, the US dollar subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Portfolio Matters
For the three months ended April 30, 1997, Merrill Lynch Phoenix
Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total investment returns of -7.53%, -7.75%, -7.79% and -7.61%, respectively. (Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

During the April quarter, the US equity market, as measured by the Standard & Poor's 500 Composite Index, continued its erratic upward move, primarily because of the advance of a small number of large-capitalization growth stocks. As we have stated in past reports to shareholders, in this type of environment, shares of many companies that are not delivering "predictable" earnings growth trade at very attractive valuation levels. We added four such companies representing a variety of industries during the April quarter.

Birmingham Steel Corp. converts scrap steel primarily into concrete reinforcing bars. The company, now under the guidance of a new management team, has nearly completed a significant capital expenditure program that will enable it to produce higher value-added products more efficiently. We purchased Birmingham Steel shares at what we view as a very attractive valuation, with the price close to book value at a time when the company will soon begin to generate significant free cash flows.

3Com Corp.'s share price has come under pressure recently because of a competitive threat posed by Intel Corp. to the leading supplier of networking products. In addition, there is tremendous uncertainty regarding 3Com's merger with modem manufacturer US Robotics Corp., which is expected to close soon. We are very optimistic on the long-term prospects for the networking business, and we believe that the merger of these two companies will position them as a major force in the industry, second only to cisco Systems, Inc. 3Com's share valuation is very modest compared to others in its industry.

The operations of ANTEC Corp., a provider of telecommunications equipment, have been negatively impacted by a slowdown in spending by its major cable customers. We view the slowdown as temporary, since capital must eventually be spent by the cable companies to remain competitive. With a good balance sheet, firming orders, heavy insider accumulation of the stock, and a modest valuation relative to its book value, we believe that ANTEC is an attractive new investment for the Fund.

Finally, a sale by a large institutional investor enabled us to acquire shares of Air New Zealand Ltd. at a distressed price. We believe the company's recent opportunistic acquisition of Ansett International Ltd., an Australian airline, will lead to a higher earnings growth rate for Air New Zealand than would have been possible previously.

During the April quarter, a number of larger Fund holdings posted significant price declines despite demonstrating much-improved fundamentals. For example, shares of Pharmaceutical Product Devel-opment Inc., a leading pharmaceutical contract research organization, declined approximately 35% during the quarter, even though the company posted higher-than-expected earnings. Similarly, the share price of U S West Media Group declined nearly 10% during the quarter, despite double-digit cash flow growth and the sale of its cellular operations. We remain confident that these fundamental improvements eventually will be recognized by investors in general and that these stocks will be accorded higher valuations.

However, some of our larger investments reported worse-than-expected results during the quarter, indicating that the turnaround in their operations will be more protracted than we originally expected. Computervision Corp. has been a Fund holding since 1994. We were attracted to the company's market-leading position in the CAD/CAM software industry and its decision to focus its resources away from the proprietary computer hardware business and concentrate on the higher profit margin software market. Today the company's balance sheet is much stronger, but Computervision is in the process of transitioning away from the sale of products that require very large purchase contracts toward lower-cost solutions for its customers that would provide a more predictable revenue stream. We believe that given the strong customer acceptance of Computervision's product line, we should await the results of the corporate repositioning before making any investment decisions.

Novell Inc. is the leading provider of networking software, but its market share is being eroded by industry giant Microsoft Corp. The company recently hired the former chief technology officer of Sun Microsystems, Inc., Dr. Eric Schmidt. Known as an Internet pioneer, Dr. Schmidt's focus is to leverage Novell's dominant networking market share into the development of new products that will play an important role in the explosive growth of the Internet. The company also has a highly liquid balance sheet. With these positive fundamental factors, we are comfortable in maintaining the Fund's position in Novell at depressed valuations.

On the sell side, we eliminated a number of stocks that had reached our price objectives in a short period of time. We sold positions in Beverly Enterprises, Inc., Alcatel Alsthom Compagnie d'Electricite S.A. and Merisel Inc. bonds after their prices advanced significantly, since we viewed the risk/return ratio unfavorable at higher prices.
We eliminated positions in Apple Computer, Inc. and The Limited, Inc. since the companies were not taking the steps needed to improve profitability. Finally, we sold longtime Fund investment Reliance Group Holdings, Inc. since the stock's price surpassed our target, and we became concerned that higher interest rates would negatively impact the company's earnings.

In Conclusion
We believe that the quality of the companies represented in the Fund's portfolio has never been better in terms of competitive positions within their industries, balance sheet strength, and managerial expertise. However, it will take time for these companies to demonstrate to investors that their actions over the past several years have successfully improved operations. In the current market environment, investors are generally favoring relatively few stocks and ignoring the underlying value of companies such as those in the Fund's portfolio. We remain confident that once the Fund's holdings demonstrate their earnings power their share prices will begin to participate in a general stock market advance.

We thank you for your continued investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Robert J. Martorelli)
Robert J. Martorelli
Vice President and Portfolio Manager


May 23, 1997



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Robert J. Martorelli, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PERFORMANCE DATA

About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                         12 Month    3 Month
                                                        4/30/97     1/31/97    4/30/96   % Change    % Change
ML Phoenix Fund, Inc. Class A Shares*                   $12.40      $13.41     $14.93    -11.54%(1)    -7.53%
ML Phoenix Fund, Inc. Class B Shares*                    12.03       13.04      14.55    -11.78(1)     -7.75
ML Phoenix Fund, Inc. Class C Shares*                    11.95       12.96      14.47    -11.85(1)     -7.79
ML Phoenix Fund, Inc. Class D Shares*                    12.39       13.41      14.92    -11.55(1)     -7.61
Dow Jones Industrial Average**                        7,008.99    6,813.09   5,569.08    +25.86        +2.88
Standard & Poor's 500 Index**                           801.34      786.16     654.17    +22.50        +1.93
ML Phoenix Fund, Inc. Class A Shares--Total Return*                                      - 5.93(2)     -7.53
ML Phoenix Fund, Inc. Class B Shares--Total Return*                                      - 6.89(3)     -7.75
ML Phoenix Fund, Inc. Class C Shares--Total Return*                                      - 6.93(3)     -7.79
ML Phoenix Fund, Inc. Class D Shares--Total Return*                                      - 6.15(4)     -7.61
Dow Jones Industrial Average--Total Return**                                             +28.60        +3.36
Standard & Poor's 500 Index--Total Return**                                              +25.09        +2.38

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.794 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.819 per share ordinary income dividends and $0.794 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.700 per share ordinary income dividends and $0.794 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.789 per share ordinary income dividends and $0.794 per share capital gains distributions.


PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
11/1/82--12/31/82                  $ 9.35      $ 9.60          --            --           + 2.67%
1983                                 9.60       11.69       $ 0.470        $0.370         +31.05
1984                                11.69       10.65         1.520         0.620         + 9.93
1985                                10.65       12.00         0.980         0.710         +30.28
1986                                12.00       12.39         1.010         0.610         +16.92
1987                                12.39       10.50         1.551         0.676         + 0.95
1988                                10.50       11.78         1.790         0.329         +33.18
1989                                11.78       12.49         0.428         0.508         +13.87
1990                                12.49        8.08         1.623         0.396         -20.66
1991                                 8.08        9.90         0.645         0.494         +37.01
1992                                 9.90       11.73         0.057         0.670         +26.69
1993                                11.73       13.45         0.820         0.826         +29.54
1994                                13.45       11.15         0.729         0.777         - 6.48
1995                                11.15       12.90         0.183         0.528         +21.86
1996                                12.90       13.19         0.794         0.819         +15.81
1/1/97--4/30/97                     13.19       12.40          --            --           - 5.99
                                                            -------        ------
                                                      Total $12.600  Total $8.333

                                                  Cumulative total return as of 4/30/97: +663.52%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/88--12/31/88                 $11.96      $11.77        $0.086        $0.144         + 0.35%
1989                                11.77       12.45         0.428         0.409         +12.78
1990                                12.45        8.06         1.623         0.271         -21.54
1991                                 8.06        9.83         0.645         0.429         +35.66
1992                                 9.83       11.55         0.057         0.639         +25.37
1993                                11.55       13.24         0.820         0.661         +28.23
1994                                13.24       10.95         0.729         0.657         - 7.40
1995                                10.95       12.62         0.183         0.432         +20.68
1996                                12.62       12.83         0.794         0.700         +14.49
1/1/97--4/30/97                     12.83       12.03          --            --           - 6.24
                                                             ------        ------
                                                       Total $5.365  Total $4.342

                                                  Cumulative total return as of 4/30/97: +132.34%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.31      $10.91        $0.314        $0.172         - 7.35%
1995                                10.91       12.55         0.183         0.454         +20.67
1996                                12.55       12.75         0.794         0.700         +14.49
1/1/97--4/30/97                     12.75       11.95          --            --           - 6.27
                                                             ------        ------
                                                       Total $1.291  Total $1.326

                                                   Cumulative total return as of 4/30/97: +19.96%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                    Beginning     Ending    Distributed  Dividends Paid*   % Change**
10/21/94--12/31/94                 $12.57      $11.16        $0.314        $0.186         - 7.17%
1995                                11.16       12.91         0.183         0.502         +21.61
1996                                12.91       13.18         0.794         0.789         +15.38
1/1/97--4/30/97                     13.18       12.39          --            --           - 5.99
                                                             ------        ------
                                                       Total $1.291  Total $1.477

                                                   Cumulative total return as of 4/30/97: +22.45%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/97                        + 6.83%        + 1.22%
Five Years Ended 3/31/97                  +11.94         +10.74
Ten Years Ended 3/31/97                   +11.97         +11.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/97                        + 5.72%        + 1.95%
Five Years Ended 3/31/97                  +10.78         +10.78
Inception (10/21/88)
through 3/31/97                           +10.91         +10.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/97                         +5.75%         +4.81%
Inception (10/21/94)
through 3/31/97                            +9.17          +9.17

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/97                        + 6.59%         +1.00%
Inception (10/21/94)
through 3/31/97                           +10.04          +7.64

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS
                                                                                                              Percent of
Industry                Shares Held              Investments                       Cost             Value     Net Assets

Discount to Assets
Computer Services           619,700     Scitex Corp. Ltd.                      $  6,578,155     $  4,260,438      0.7%

Conglomerates               250,000     Hanson PLC Sponsored (ADR)*              10,190,365        6,062,500      0.9

Energy Related              915,900     McDermott International, Inc.            16,866,840       16,944,150      2.6

                                        Total Discount to Assets                 33,635,360       27,267,088      4.2


Earning Turnarounds


Airlines                  2,065,000     Mesa Air Group, Inc.                     15,219,287       10,841,250      1.7

Cable                     2,600,000     Century Communications Corp.             20,327,184       10,400,000      1.6

Computer Hardware         1,404,500     Tandem Computers, Inc.                   15,484,512       18,082,938      2.8

Computer Software         1,100,000     Mentor Graphics Corporation              10,874,845        7,768,750      1.2

Computers &                 154,400     Applied Magnetics Corp.                   4,563,868        3,879,300      0.6
Peripherals

Consumer Products         2,500,000     The Topps Co., Inc.                      14,435,385        9,687,500      1.5
Energy Related              700,000     Marine Drilling Co., Inc.                 7,515,188       11,025,000      1.7

                            767,000     Total Petroleum (North
                                           America) Ltd.                          8,043,319        7,670,000      1.2

Health Care                 600,000     Humana, Inc.                             11,564,931       13,050,000      2.0
                          1,300,000     NeoRx Corp.                               7,991,431        5,037,500      0.8
                          1,193,800     Perrigo Co.                              12,307,962       14,027,150      2.1

Industrial Services       1,407,670     Anacomp, Inc.                             9,137,200       17,243,957      2.6

Leisure &                   900,000     CST Entertainment Imaging,
Entertainment                              Inc.                                     675,000            9,000      0.0

Networking                  400,000     Bay Networks, Inc.                        6,943,974        7,100,000      1.1

Restaurants                 965,519     Houlihan's Restaurant Group,
                                           Inc.                                   3,468,750        6,034,494      0.9

Retail                    4,170,000     CML Group, Inc.                          23,882,945        8,861,250      1.3
                            450,000     Toys 'R' Us, Inc.                        11,973,130       12,825,000      2.0

Semiconductor             2,400,000     Integrated Device Technology,
                                           Inc.                                  26,028,366       28,200,000      4.3

Steel                       700,000     Birmingham Steel Corp.                   10,946,664       10,237,500      1.6

Telecommunications          600,000     DSC Communications Corp.                 11,020,016       12,225,000      1.9

Telecommunications          901,000     ANTEC Corp.                               7,426,565        7,883,750      1.2
Equipment

                                        Total Earning Turnarounds               239,830,522      222,089,339     34.1


SCHEDULE OF INVESTMENTS (continued)
                        Face Amount/                                                                          Percent of
Industry                Shares Held              Investments                       Cost             Value     Net Assets

Financial Restructuring
Retail                      443,361     Zale Corp. Litigation Limited
                                           Partnership Units                   $          0     $          0      0.0%

Textiles                    305,706     The Bibb Co.                              2,100,882        2,369,221      0.4
                        $ 9,000,000     JPS Textile Group Inc.,
                                           Subordinated Debentures, 7%
                                           due 5/15/2000                            990,000          855,000      0.1
                        $13,740,000     JPS Textile Group Inc.,
                                           Subordinated Notes, 10.25%
                                           due 6/01/1999                          7,964,870        9,480,600      1.5

                                        Total Financial Restructuring            11,055,752       12,704,821      2.0


High Yield


Cable                   $   690,154     Scott Cable, New 3rd Secured,
                                           Pay-in-Kind Notes, 16% due
                                           7/18/2001                                281,100          200,145      0.0
                        $ 5,850,900     Scott Cable Trust Certificate,
                                           Pay-in-Kind Notes, 15% due
                                           3/18/2001                              4,308,722        3,686,067      0.6

Consumer Products       $ 9,720,000     Specialty Foods Corp., Senior
                                           Subordinated Notes, 11.25%
                                           due 8/15/2003                          7,837,800        8,650,800      1.3
                        $ 2,500,000     Town & Country Corporation,
                                           Senior Subordinated Notes,
                                           13% due 5/31/1998                      2,125,000        1,512,500      0.2
                        $ 4,400,000     U.S. Leather Inc., Senior Notes,
                                           10.25% due 7/31/2003                   3,267,000        3,212,000      0.5

Energy                  $17,100,000     WRT Energy Corp., Senior Notes,
                                           13.875% due 3/01/2002                 13,955,500        7,695,000      1.2

Home Builders           $20,500,000     Baldwin Homes, Series B, 10.375%
                                           due 8/01/2003                          8,541,125        8,405,000      1.3

Leisure &               $10,000,000     Bally's Health & Tennis
Entertainment                              Corporation, Senior Subordinated
                                           Notes, 13% due 1/15/2003               7,927,500        9,850,000      1.5
                            277,854     Live Entertainment Inc., 5%
                                           Convertible Preferred (Series B)       1,302,441        2,622,247      0.4
                        $ 5,500,000     Live Entertainment Inc., Senior
                                           Subordinated Notes, 12% due
                                           3/23/1999                              4,138,750        5,390,000      0.8

Printing &              $ 6,255,400     San Jacinto Holdings Inc., Senior
Publishing                                 Subordinated Notes, 12% due
                                           12/31/2002                             4,048,512        4,566,442      0.7

Supermarkets            $10,000,000     Farm Fresh Inc., Senior Notes,
                                           12.25% due 10/01/2000                  8,067,500        8,675,000      1.4

                                        Total High Yield                         65,800,950       64,465,201      9.9


Operational Restructuring


Airlines                  4,000,000     Air New Zealand Ltd. (Class B)           10,535,857       11,560,908      1.8

Cable                     1,000,000     Tele-Communications, Inc. (Class A)      13,320,192       13,750,000      2.1
                          1,519,500        U S West Media Group                  28,388,664       26,211,375      4.0

Computer Hardware         1,500,000     Amdahl Corp.                             11,611,657       12,843,750      2.0
                            375,200     Digital Equipment Corp.                  12,780,769       11,209,100      1.7

SCHEDULE OF INVESTMENTS (concluded)
                                                                                                              Percent of
Industry                Shares Held              Investments                       Cost             Value     Net Assets

Operational Restructuring (concluded)
Computer Software         2,253,800     Borland International, Inc.            $ 29,053,803     $ 15,354,012      2.4%
                          1,510,000     CompuServe Corporation                   15,824,906       13,778,750      2.1
                          4,313,000     Computervision Corp.                     26,834,711       15,095,500      2.3
                          3,050,000     Novell Inc.                              32,852,415       23,065,625      3.5

Energy Related              800,000     Oryx Energy Co.                          11,302,367       16,000,000      2.5

Engineering                 800,000     EMCOR Group, Inc.                         6,875,703       11,400,000      1.8

Environmental             1,250,000     Laidlaw, Inc. (Non-Voting)
                                           (Class B) (ADR)*                      12,140,881       17,031,250      2.6

Health Care               1,100,000     Pharmaceutical Product Development
                                           Inc.                                  15,382,019       17,600,000      2.7
                          2,308,900     Transitional Hospitals Corp.             21,200,806       23,089,000      3.6

Networking                  300,000     3Com Corp.                                9,040,630        8,700,000      1.3

Retail                      800,000     Woolworth Corp.                           8,795,232       17,200,000      2.6

Steel                     1,550,900     WHX Corp.                                14,306,876        8,917,675      1.4

Telecommunications          350,000     AT&T Corp.                               13,443,713       11,725,000      1.8

                                        Total Operational Restructuring         293,691,201      274,531,945     42.2

                                        Total Investments                       644,013,785      601,058,394     92.4


                            Face
                           Amount            Short-Term Investments

Commercial Paper**      $17,823,000     Corporate Asset Funding Co. Inc.,
                                           5.55% due 6/13/1997                   17,704,849       17,704,849      2.7
                          2,422,000     General Motors Acceptance Corp.,
                                           5.68% due 5/01/1997                    2,422,000        2,422,000      0.4
                         22,500,000     NYNEX Corp., 5.57% due 5/08/1997         22,475,631       22,475,631      3.4

                                        Total Short-Term Investments             42,602,480       42,602,480      6.5

Total Investments                                                              $686,616,265      643,660,874     98.9
                                                                               ============
Other Assets Less Liabilities                                                                      7,094,128      1.1
                                                                                                ------------    ------
Net Assets                                                                                      $650,755,002    100.0%
                                                                                                ============    ======

Net Asset Value:         Class A---Based on net assets of $262,119,468
                         and 21,140,250 shares outstanding                                      $      12.40
                                                                                                ============
                         Class B---Based on net assets of $308,940,306
                         and 25,691,218 shares outstanding                                      $      12.03
                                                                                                ============
                         Class C---Based on net assets of $12,969,825
                         and 1,085,204 shares outstanding                                       $      11.95
                                                                                                ============
                         Class D---Based on net assets of $66,725,403
                         and 5,387,257 shares outstanding                                       $      12.39
                                                                                                ============

 *American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.



PORTFOLIO INFORMATION


For the Quarter Ended April 30, 1997
                                          Percent of
Ten Largest Holdings                      Net Assets

Integrated Device Technology, Inc.            4.3%
U S West Media Group                          4.0
Transitional Hospitals Corp.                  3.6
Novell Inc.                                   3.5
Tandem Computers, Inc.                        2.8
Pharmaceutical Product Development Inc.       2.7
Anacomp, Inc.                                 2.6
Woolworth Corp.                               2.6
Laidlaw, Inc. (Non-Voting) (Class B) (ADR).   2.6
McDermott International, Inc.                 2.6


                                          Percent of
Five Largest Industries                   Net Assets

Computer Software                            11.5%
Health Care                                  11.2
Cable                                         8.3
Energy Related                                8.0
Computer Hardware                             6.5


                                          Percent of
Asset Mix                                 Net Assets


Stocks                                       81.3%
Bonds                                        11.1
Cash & Cash Equivalents                       7.6



 Additions (Equity Investments)

 3Com Corp.
 ANTEC Corp.
 Air New Zealand Ltd. (Class B)
 Applied Magnetics Corp.
 Birmingham Steel Corp.
*The Energy Group PLC



 Deletions (Equity Investments)

 Alcatel Alsthom Compagnie d'Electricite S.A. (ADR)
 Apple Computer, Inc.
 Beverly Enterprises, Inc.
 Charming Shoppes, Inc.
*The Energy Group PLC
 The Limited, Inc.
 Mid Atlantic Medical Services, Inc.
 Millennium Chemicals Inc.
 National Patent Development Corp.
 Reliance Group Holdings, Inc.

[FN]
*Added and deleted in the same quarter.